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                                                                   EXHIBIT 10.ww

                              SIDE LETTER AGREEMENT
                       WAIVING TAX AND INSURANCE DEPOSITS


                                October 23, 1996


RE:  Loan No.   371-9901
     Property:  Atlanta Financial Center
                3333, 3343 and 3353 Peachtree Road, N.E.
                Atlanta, Fulton County, Georgia


Dear Overseas Partners (AFC), Inc.:

     With reference to the captioned First Mortgage Loan in the principal amount of $79,700,000.00 made by this Company to OVERSEAS PARTNERS (AFC), INC. (Borrower) on October 23, 1996 and, in accordance with your request, this is to advise, subject to the conditions set forth below, that this Company ("Lender") agrees to waive the obligations and requirements imposed upon Borrower, pursuant to section 1.04 Escrow Deposits of the Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement (the "Security Deed") securing the loan, for the payment to Lender each month of tax and insurance deposits. This waiver shall continue in effect until (1) an Event of Default (as defined in the Security Deed) has occurred under the Promissory Note, the Security Deed, or any other loan instrument, or (2) the property covered by the Security Deed has been conveyed or alienated by you contrary to the terms of the Security Deed (other than a transfer of all the outstanding voting stock of Borrower to a wholly owned direct subsidiary of Overseas Partners Capital Corp., a Delaware corporation), it being acknowledged by you that this consent and waiver is "personal" to Overseas Partners (AFC), Inc.

     Further, the within consent and waiver is also expressly conditioned that
(1) you shall pay all real-estate taxes, assessments and similar charges as they become due and before they become delinquent, and (2) you pay all insurance premiums at least ten (10) days before the expiration date of said policy or policies, and (3) at least ten (10) days before delinquency or expiration dates, as the case may be, you submit to the Real Estate Department of this Company official receipts evidencing the payment of such real estate taxes, assessments and similar charges and receipts for payment of insurance premiums.

     Upon an Event of Default, Lender, in its sole discretion, may revoke the waiver hereby granted and thereafter require that said monthly deposits be deposited in an interest bearing escrow account at a bank or financial institution satisfactory to Lender (with interest credited to Borrower and added to and becoming a part of such escrow deposits),


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and held in accordance with a written escrow agreement satisfactory to Lender and its legal counsel. Until said escrow agreement is executed and delivered, such monthly deposits shall not be held in an interest bearing account and shall be held by Lender in accordance with the provisions of the Security Deed. Any and all escrow fees and other costs associated with establishing such third-party escrow shall be borne by Borrower and shall be deducted from the interest earned on the FUNDS in such escrow account.

     The waivers and consents hereby granted extend only to the matters set forth and under the conditions and limitations herein stated, and such waivers and consents are not intended to affect the rights of the undersigned to exercise any power or right it may have under the Security Deed or the other loan instruments with respect to any of the other provisions contained therein.

     Prior to any sale or transfer by Lender of the captioned loan or any interest therein, Lender will disclose to such transferee the terms and provisions of this letter, and any such sale or transfer shall be made subject to the terms and provisions of this letter.

     Please acknowledge your receipt and agreement to the foregoing by signing a copy hereof in the space provided and returning the same to the undersigned.

                                      Very truly yours,

                                      NEW YORK LIFE INSURANCE COMPANY


                                      By: PATRICIA J HUDSON
                                         ---------------------------------
                                         Name: PATRICIA J HUDSON
                                              ----------------------------
                                         Title: Real Estate Vice President
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    [ACKNOWLEDGEMENT PAGE TO SIDE LETTER AGREEMENT WAIVING TAX AND INSURANCE
                                    DEPOSITS]


Receipt and Agreement Hereby
Acknowledged as of the 23rd day
of October, 1996.

OVERSEAS PARTNERS (AFC), INC.,
a Georgia corporation


By: /s/ Michael J. Molletta
   ---------------------------
Title:    VP
      ------------------------

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